Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

EXHIBIT 10.24Z

EIGHTY-SECOND AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

TIME WARNER CABLE INC.

This Eighty-second (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Time Warner Cable Inc. (“TWC”).  CSG and TWC entered into a certain CSG Master Subscriber Management System Agreement executed March 13, 2003, and effective as of April 1, 2003, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and TWC agree to the following as of the Effective Date:

1.

Customers desire to use and CSG agrees to create and implement certain SQL queries, CSG Vantage® (“Vantage”) detail tables and summary tables (the “Reference Tables”) for Customers’ Connected Subscribers in the system principal agents listed in Attachment A for generation of an Accounts Receivable Segmentation Report (the “Report”).  Up to **** (*) ******** ******** of the Reference Tables shall be stored by CSG on TWC's dedicated Vantage environment.  TWC’s existing dedicated Vantage environment will be expanded to add **** ******* (***) ********* of storage capacity (“Additional Storage”) to host the Reference Tables.  For avoidance of doubt, any data contained in the Reference Tables, regardless of whether such data is marked or stated as confidential or proprietary, shall be deemed to be Confidential Information of TWC and subject to the terms and conditions of the Agreement.  Further, the Additional Storage is not intended to store any Personal Information and therefore, TWC is solely responsible for ensuring that no Personal Information is contained in any of the Reference Tables.

CSG shall provide TWC with Vantage user capabilities for *** (*) ****, designated by TWC as the schema owner (“Schema Owner”).  Within the schema, the Schema Owner will have all administrator rights and privileges, including the capability to run **** (*) ********** ********, grant/discontinue access to any users of Customer (“Customer Users”) and/or the Third Party User, and grant/discontinue the capability of Customer Users and/or the Third Party User to perform ongoing maintenance activities to the SQL queries, and Reference Tables.  For avoidance of doubt, no additional Vantage licenses are required in connection with the Schema Owner and/or the Customer Users.  Notwithstanding the foregoing, each Customer User must have a Vantage license to utilize the capabilities granted by the Schema Owner and each such Customer User’s number of sessions hereunder will be dictated by such Customer User’s applicable Vantage license.  Further, the Schema Owner may add, remove and/or change the capabilities of Customer Users and the Third Party User, in whole or in part, at any time and from time to time hereunder at no additional charge.  In addition, TWC may change the Schema Owner at any time and from time to time hereunder, at no additional charge, by notifying CSG in writing (e-mail is acceptable).

Upon the termination, cancellation, or expiration of the Agreement for any reason and the expiration of the Termination Assistance Period, or upon the request of TWC, the Reference Tables contained in the Additional Storage, together with any copies made thereof, in addition to any media upon which such Reference Tables are stored, whether electronic, magnetic, hard copy or in any other form, shall be returned to TWC, or, if requested by TWC, destroyed in a commercially reasonable manner and certified destroyed by CSG in writing.  By way of clarification, the parties acknowledge and agree that the Reference Tables and related copies, as described above in this paragraph, shall be delivered to TWC, as Custom Data Files pursuant to a mutually agreed Statement of Work for the then current Technical Services rate provided in Schedule F and pursuant to and in accordance with Section 6.2(c) of the Agreement.

*** Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission

2.	As a result, Schedule F, “Fees,” Section III, “Advanced Reporting,” Section A., CSG Vantage, shall be amended to include the following fees for User Defined Report Objects and Scheduled Jobs:

Description of Item/Unit of Measure	Frequency		Fee
16. Accounts Receivable Segmentation Report
a.Development and Implementation of the Report -Fees (Note 18)	********		*****
b.Additional Vantage Environment Storage Capacity Fees (Note 19) (Note 20)	********	$	*********
c.Set up Fees for FTP Feed	********		*****
d.Additional Vantage Storage Administration and Maintenance Support Services Fees (Note 21) (Note 23) (Note 24)	*******	$	********
e.Infocast Delivery Services (Note 22) (Note 23) (Note 24) (Note 25) (Note 26)	*******	$	******

Note 18: Development and implementation of the SQL queries, Reference Tables, additional Vantage storage capacity and Vantage users as set forth in that certain Statement of Work (CSG document no. 2503808) by and between CSG and TWC (the "SOW").

Note 19: **** ******* (***) ********** ********* of storage capacity on TWC's dedicated Vantage environment for the Reference Tables; fees for any further additional Vantage environment storage capacity shall be mutually agreed upon in a subsequent amendment if additional storage capacity is required.

Note 20: With respect to processing ("CPU") capacity, TWC will use the shared resource model with the TWC CPU allocation on the TWC dedicated Vantage environment.

Note 21: Support Services Fees are for administration and maintenance of the additional Vantage storage capacity on TWC's dedicated Vantage environment for storage of the Reference Tables. Support Services will commence after the Test Period (defined below) and shall be limited to *** (**) ***** *******; any Support Services after the Test Period in excess of *** (**) ***** ******* must be set forth in a mutually agreed upon Statement of Work and shall be provided at TWC's then-current Technical Services fee.

Note 22: The Report will be delivered to Customer as an additional Infocast Report

Note 23: For clarification purposes, during the initial ******** (**) *** period after the initial ******* reporting period (based on TWC’s month end) following the initial go-live date of the Reference Tables (the “Test Period”), CSG and TWC will ensure that the SQL queries, Reference Tables, Customer's Customer Users' capabilities, and the Infocast delivery (the "Project Elements") are functioning in accordance with any requirements set forth in the SOW, this Amendment and as described in the business requirements document approved by TWC under the SOW and other written specifications or documents provided by CSG to TWC (the “Specifications”).  During the Test Period, TWC will report to CSG any failure of the Project Elements to function in accordance with the Specifications.(“Failure”).  Notwithstanding anything in the Agreement to the contrary, for a period of ****** (**) **** following the Test Period, *** ***** **** *** ***** ** ********* ***   ******* ******* ******* ** *** **********, in its **** ********** that CSG has ****** ** ******* *** **** ******* ** **** *** ** *** ******* ******** **** ****** ** ******** ** ********** **** *** **************.  If TWC terminates the User Defined Report Objects and Scheduled Jobs during such ****** (**) *** period based on the foregoing, CSG shall promptly refund to TWC any amounts paid to CSG hereunder and under the SOW.  In the event that TWC does not exercise the foregoing right of termination prior to expiration of such ****** (**) *** period, then TWC shall pay the ******* Support Fees upon receipt of an invoice therefore, in accordance with the terms and conditions of the Agreement.  Customer is responsible for maintenance of the SQL queries and Reference Tables after the Test Period.

Note 24:  As a point of clarification, the Support Fees specified above are subject to increase pursuant to Section 5.4 of the Agreement following the first anniversary date after commencement of the Infocast Delivery Services.

Note 25: The Report will be hosted and retained by CSG for ******-*** (**) ****.

Note 26: Up to **** (*) users will be granted access to the Report.

3.

Following commencement of the Support Services, which are specific to the Report, CSG shall continue to provide such Support Services through the earlier of (a) termination or expiration of the Agreement (and any Termination Assistance Period, as defined in the Agreement) or (b) termination of the Support Services as set forth below.  TWC may terminate the Support Services upon ****** (**) ****’ prior written notice (email shall be sufficient) to CSG and TWC shall have no further obligation for any Support Services Fees following such termination. Upon such termination of the Support Services, the Additional Vantage Environment Storage Capacity shall be terminated.

4.

For avoidance of doubt, Participating Affiliates may participate hereunder without incurring any additional fees and without any requirement that such rights be set forth in any such Participating Affiliate’s Affiliate Addendum.  In addition to the termination rights set forth above and in Article 6 of the Agreement, TWC shall also have the right to terminate any Participating Affiliate’s participation hereunder, without notice to CSG.

THIS AMENDMENT is executed as of the day and year last signed below (the Effective Date")

time warner cable inc. (“TWC”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ William Osbourn	By: /s/ Michael J Henderson
Name: William Osbourn	Name: Michael J. Henderson
Title: Senior Vice President	Title: EVP Sales & Marketing
Date: December 10, 2013	Date: 12/16/13

*** Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission

Attachment A

SPA/Location

SPA	Location
****-****	*** ****
****-****	******** **
****-****	*** ******** **
****-****	*****
****-****	*****
****-****	*****
****-****	*****
****-****	*****